AtriCure Investor Presentation Creating a World Class Afib Platform November 2020 © 2020 AtriCure, Inc. All rights reserved. Exhibit 99.2

This presentation contains “forward-looking statements,” which are statements related to future events that by their nature address matters that are uncertain. All forward-looking information is inherently uncertain and actual results may differ materially from assumptions, estimates or expectations reflected or contained in the forward-looking statements as a result of various factors. For details on the uncertainties that may cause AtriCure’s actual results to be materially different than those expressed in its forward-looking statements, see its Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC and available at http://www.sec.gov, which contain risk factors. Forward-looking statements address AtriCure’s expected future business, financial performance, financial condition as well as results of operations, and often contain words such as “intends,” “estimates,” “anticipates,” “hopes,” “projects,” “plans,” “expects,” “seek,” “believes,” "see," “should,” “will,” “would,” “target,” and similar expressions and the negative versions thereof. Such statements are based only upon current expectations of AtriCure. Any forward-looking statement speaks only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that AtriCure expects, believes or anticipates will or may occur in the future. Forward-looking statements are based on AtriCure’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond AtriCure’s control. These risks and uncertainties include, but are not limited to: whether CONVERGE will be approved by FDA and any other required regulatory authorities; whether any additional clinical trials will be initiated or required for CONVERGE prior to approval of FDA, or at all; whether AtriCure will be able to successfully implement its commercialization plans for CONVERGE, if approved; whether the market opportunity for CONVERGE is consistent with the Company’s expectations and market research; AtriCure’s ability to execute on the commercial launch of CONVERGE, if and when approved, on the timeline expected, or at all; whether AtriCure will be able to generate its projected net product revenue on the timeline expected, or at all; the effects of the COVID-19 outbreak on AtriCure’s business and results of operations, including the effects of suspension or halting of elective surgeries; other matters that could affect the availability or commercial potential of CONVERGE and AtriCure’s other products and product candidates; competition from new and existing products and procedures in the highly competitive medical device industry; and other important factors, including, AtriCure’s expectations regarding its financial performance and capital requirements, any of which could cause AtriCure's actual results to differ from those contained in the forward-looking statements or otherwise discussed in AtriCure’s reports filed with the SEC. With respect to the forward-looking statements, AtriCure claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. AtriCure undertakes no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise unless required by law. © 2020 AtriCure, Inc. All rights reserved. Forward Looking Statements

AtriCure Overview © 2020 AtriCure, Inc. All rights reserved. Large Markets Addressing an underserved and growing patient population Approximately 33 million Atrial Fibrillation patients globally, with majority having advanced forms of the disease1 Multi-billion dollar annual market opportunity Current standard of care for intervention (catheter ablation) does not adequately address this population Strong Portfolio Existing products and solutions driving consistent growth Strong history of double-digit revenue growth, driven by great products, clinical evidence, commitment to education, and societal guideline support Only PMA product for the concomitant surgical treatment of Afib The AtriClip® device is the most widely used Left Atrial Appendage (LAA) device with over 260,000 sold to date Expanding product portfolio from internal development and acquisitions Bright Future Novel therapies supported by growing body of clinical evidence PMA pivotal trials for hybrid approaches for Afib: CONVERGE, aMAZE Launched pain management business to address pain associated with surgery Early in market development process – evolution to minimally invasive therapies will drive growth, diversifying and accelerating in 2022 and beyond

Afib: a Serious and Costly Problem

Atrial Fibrillation (Afib) is an irregular heartbeat (or arrhythmia) that affects more than 33 million people worldwide.[1]

Approximately 1.2 million Afib diagnoses annually in the US.[2]

Patients with Afib experience:

- **73%** Higher total annual direct ***medical costs***[3]
- **50+** Average annual ***physician encounters***[4]
- **10+** Average annual outpatient ***hospital visits***[4]



Afib diagnosis means:

- **5x** Risk of ***Stroke***[5]
- **>5x** Higher risk of ***Heart Failure***[6]
- **46%** Greater risk of all cause ***Mortality***[7]

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AtriCure

Two Distinct Patient Profiles

Referring Physician:
GP, Cardiologist

STRUCTURAL HEART ISSUE

Surgery required – Afib corrected at same time (Valve, CABG)

GUIDELINES[8]
Surgical Ablation is **RECOMMENDED**
LAA management is **REASONABLE**

Concomitant Open Procedures
(Ablation/LAAM)





NO STRUCTURAL ISSUE

Afib is primary concern

Intervention is better choice	Medicine is effective

Paroxysmal (occasional) → **Non-Paroxysmal** (Persistent/ LS Persistent)

Type of Afib matters! Afib is a progressive disease

Standalone Hybrid Procedures
(Ablation/LAAM)
Catheter often first line of treatment





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AtriCure

Significant Global Market Opportunity © 2020 AtriCure, Inc. All rights reserved. Total US market opportunity $3B+ annually International market $2B+ annually International Market Focus Penetration of large markets first Expand product availability Improve market access via reimbursement Continued build of dedicated sales and training expertise US Market Focus Continued build of dedicated sales and training expertise Clinical data supporting multiple label expansions New product development Enhance reimbursement Market opportunity based on internal estimates and research, as well as from publicly available information. See Supplemental Information for additional detail

~$350M Pain Management Procedures (Ablation) $2B+ and growing Standalone Hybrid Procedures (Ablation/LAAM) $700-800M Concomitant Open Procedures (Ablation/LAAM) US Market Opportunity © 2020 AtriCure, Inc. All rights reserved. Medicine is effective Steady Growth in penetration of Cardiac Surgery Market Estimated 300,000 total patients (Afib, non-Afib) annually with structural heart issue Only PMA product for the concomitant surgical treatment of Afib Boosting growth via adjacent new market Estimated 140,000 thoracic patients annually Expansive Growth from development of Standalone Afib Market Vastly underpenetrated market with 10-15% estimated annual market expansion Addressable market is more than 3 million patients; less than 1% treated today 25,000 long-standing persistent patients treated by catheter ablation only today Multiple approaches to treatment CONVERGENT + AtriClip, DEEP, LARIAT® Market opportunity based on internal estimates and research, as well as from publicly available information. See Supplemental Information for additional detail

History of Strong Financial Performance 5-year CAGR > 15% growth 71.6% Gross Margin 71.6% 73.0% 72.2% 73.8% © 2020 AtriCure, Inc. All rights reserved. Revenue Growth Consistent Revenue Growth Strong history of double-digit YoY growth Steady Improvement to Gross Margin $250M Cash & Investments at September 30, 2020 14.5% 15.4% 12.6% 19.5% 20.8%

Innovative and Expanding Product Portfolio © 2020 AtriCure, Inc. All rights reserved. Ablation 2000 to 2015: Foundation in surgical Afib tools Future pipeline expansion across franchises Appendage Management 2015 and Beyond: Building the future in minimally invasive therapies Innovation toward less invasive, simpler, and more efficient products EPI-SENSE® DEVICE ATRICLIP PRO•V® DEVICE ATRICLIP FLEX•V® DEVICE LARIAT® DEVICE cryoICE® CRYOABLATION PROBE ISOLATOR® SYNERGY™ CLAMP ATRICLIP® FLEX DEVICE ATRICLIP PRO® DEVICE cryoSPHERE® CRYOABLATION PROBE Future Product Launch: ISOLATOR SYNERGY ENCOMPASS™ CLAMP

CONVERGE Overview

SUPERIORITY TRIAL designed to support FDA approval of the EPi-Sense device

STUDY DESIGN

Summary
Multi-center, prospective, open label randomized 2:1 (Hybrid Convergent procedure vs endocardial catheter ablation) pivotal study

Number of Subjects and Sites
153 subjects
27 sites (25 US and 2 OUS)

Study Duration
12 month and 18 month monitoring, then 3 and 5 year follow-up of all subjects

PRIMARY ENDPOINTS

Effectiveness
Primary efficacy endpoint is success or failure to be AF/AT/AFL free absent class I and III AADs except for a previously failed or intolerant class I or III AAD with no increase in dosage following the 3 month blanking period through the 12 months post procedure follow-up visit

Safety
Predetermined performance goal for the study is 12% freedom from MAE's as adjudicated by the CEC for the procedural to 30-day post procedure time period

CONVERGE Clinical Trial

HIGHLIGHTS

- Completed enrollment August 2018
- Last PMA module submitted late 2019
- Data released at virtual Heart Rhythm Society conference May 2020
- PMA submission seeking approval for treatment of long-standing persistent Afib Q4 2020

Achieved statistical superiority for primary endpoints

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AtriCure

Only multicenter, randomized controlled clinical trial (RCT) comparing the effectiveness of combined epicardial and endocardial ablation to endocardial catheter ablation alone for advanced Afib Demonstrates that the Hybrid Convergent procedure has a compelling safety profile and superior effectiveness when compared to endocardial catheter ablation alone for treatment of advanced Afib Provides high-quality evidence supporting the addition of an epicardial posterior wall ablation to pulmonary vein isolation Emphasizes the value of a team-based approach where collaboration between the electrophysiologists and cardiac surgeons helps achieve improved outcomes for patients with advanced Afib CONVERGE Trial Conclusions © 2020 AtriCure, Inc. All rights reserved.

aMAZE Overview

SUPERIORITY TRIAL designed to evaluate safety and effectiveness of the LARIAT System to percutaneously isolate and ligate the Left Atrial Appendage for the treatment of persistent or longstanding persistent Afib

STUDY DESIGN

- **Summary**
  Multi-center, prospective, open label randomized 2:1
  - Control Arm – PVI
  - Treatment Arm – PVI + Ligation of LAA with Lariat System
- **Number of Subjects and Sites**
  600 subjects; 65 sites, all U.S.
- **Study Duration**
  12 month monitoring and then 5 year follow-up of all subjects

PRIMARY ENDPOINTS

- **Effectiveness** - Freedom from episodes of Afib >30 seconds at 12 months post index pulmonary vein isolation
- **Safety -** Primary safety endpoint for the study is 10% freedom from MAE's as adjudicated by the CEC for the period from the procedure through 30 days
- Time Frame: 12 months following pulmonary vein isolation catheter ablation procedure, measured by 24-hour Holter monitoring amaze
LARIAT® Clinical Trial

HIGHLIGHTS

- Acquired SentreHEART® August 2019
- Trial enrollment completed December 2019
- Final Patient follow-up expected 1H 2021
- Expect final submission to FDA in 2H 2021
- Expect PMA in late 2022

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AtriCure

SPOTLIGHT: Cryo Nerve Block for Pain Management

Therapy Overview

- Long-lasting pain management therapy, designed for use in thoracic surgical procedures
- Temporarily stops the transmission of pain signals coming from the chest wall during surgery
- Nerve “scaffolds” remain intact allowing axons to regenerate and restore nerve function over time
- Applicability in a wide variety of thoracic surgical approaches (thoracotomy, video-assisted, robotic) and procedures (resection, transplant, thoracoabdominal, surgical rib fixation, pectus repair)


cryoICE


cryoICE

Growth Drivers

- Q1 2019 launch of cryoSPHERE probe
- Dedicated commercial team
- ~$350M U.S. market opportunity*
- Continuing to gather data to support evidence development of the therapy
- Potential to contribute to combatting the opioid epidemic – 1 in 7 thoracic surgery patients become reliant upon opioids after their procedure[9]

** Market opportunity based on internal estimates and research, as well as from publicly available information.*

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AtriCure

Aligning Expertise with Opportunity

Commercial Teams

54 U.S. Sales Managers
Covering 1,000+ accounts

64 U.S. Clinical Specialists
providing case support

30 U.S. Dedicated
MIS+Lariat team members

14 U.S. Specialists
Cryo Nerve Block Team

32 U.S. Education Support
Physician + Field

39 International Sales and Clinical Support

AtriCure Pillars

Foundation of our past and strengthening our future

Innovation

Expanding pipeline to drive Open ablation penetration and build MIS market

Clinical Science

CONVERGE & aMAZE trials are complimentary and differentiated as the ONLY RCT for advanced Afib

Education

Significant investment in physician education, providing multiple training options

Expecting An Exciting Future…



2021
Anticipated approval for CONVERGE PMA
2022
CONVERGE contribution, anticipated approval for aMAZE PMA
2023
LARIAT contribution
2024
Full complement of therapies available for differentiated population of Afib patients

Core double-digit growth business with accelerators in EP landscape (Hybrid Convergent + aMAZE)

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AtriCure

Thank You! © 2020 AtriCure, Inc. All rights reserved.

Supplemental Information Note that citations/references for any comments, statistics, or figures in this presentation are available upon request. © 2020 AtriCure, Inc. All rights reserved.

COVID-19 Response

Operationally, financially, and strategically positioning AtriCure for long-term growth

Health & Safety

Provide a safe work environment for our employees

- Enabling employees to work from home as appropriate
- Providing personal protection and other measures to ensure the safety of those working in our offices
- Limiting non-essential travel

Maintaining Operations

Deliver products and support to our customers

- Maintaining manufacturing, assembly, fulfillment – modified to adhere to safety recommendations
- Continuing case coverage support
- Utilizing online and mobile training venues to educate our customers

Expense Management

Cost-reductions without sacrificing strategic initiatives

- Delayed certain capital investments
- Temporarily reduced executive and board compensation
- Limited other non-essential operating expenses where possible

While our plans will continue to evolve in response to changes caused by the COVID-19 pandemic, we remain committed to the AtriCure Team and to the execution of our strategic initiatives.

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AtriCure

US Concomitant Market Opportunity

Estimated **Afib** Opportunity in Cardiac Surgery	
Annual Cardiac Surgeries[13]	300,000
Pre-Operative Afib Rate[11]	~28%
Cardiac Opportunity – Pre-Op Afib	85,000
ASP Mix (Ablation and Appendage Management)[14]	$4,500
Open Cardiac Surgery Opportunity – Afib	**$382M**

Estimated **Non-Afib** Opportunity in Cardiac Surgery	
Annual Cardiac Surgeries	300,000
Pre-Operative Non-Afib Rate	~72%
Cardiac Opportunity – Pre-Op Afib	215,000
ASP Mix (Appendage Management ONLY)[14]	$1,750
Open Cardiac Surgery Opportunity – Non-Afib	**$376M**

- US annual cardiac surgery volume steady over the past 5 years with shifts in procedure types[10]
- Pre-Op Afib occurs frequently in cardiac surgery patients[11]
- New onset Post-Op Afib is a well-documented complication of cardiac surgery, even if patients do not present with pre-op Afib[12]

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AtriCure

US Standalone Market Opportunity

Estimated **Standalone** Afib Opportunity	2020	Projected 2025
Long-standing Persistent Afib Catheter Ablation[17]	25,000	45,000
ASP Mix (Ablation + Appendage Management)[14]	$15,000	$15,000
Immediate Standalone Afib Opportunity	**$375M**	**$675M**
Additional penetration Long-standing Persistent Afib patients (estimated at 5% penetration)	150,000	175,000
ASP Mix (Ablation + Appendage Management)[14]	$15,000	$15,000
Incremental Standalone Afib Opportunity (estimated at 5% penetration)	**$2B+**	**$3B+**

Market opportunity in analysis at left considers:

- Addition of ablation and LAAM to existing catheter ablation procedures
  - Catheter ablation procedures have grown 10-15% annually[16]
- Incremental penetration of advanced Afib patient population
  - Today, long-standing persistent Afib population represents more than 3 million patients in the United States, expected to grow to more than 4.4 million by 2025[15]
- ASP Mix reflects both ablation and AtriClip, with potential future uplift from Lariat

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AtriCure

The CONVERGENT Approach © 2020 AtriCure, Inc. All rights reserved.

The LARIAT Procedure

1



Access: Routine percutaneous techniques for pericardial and transseptal access are performed using fluoroscopy and transesophageal echocardiography.

2



Delivery: Two magnet-tipped guidewires (FindrWIRZ®) are attached to stabilize the LAA with minimal trauma and manipulation for delivery of the LARIAT.

3



Delivery: The LARIAT snare is delivered over the epicardial FindrWIRZ to the apex of the LAA.

4



Capture: The LARIAT snare is positioned to the base of the LAA using the EndoCATH® balloon for anatomic land marking of the optimal closure site.

5



Closure: The LARIAT snare is closed and the FindrWIRZ and the EndoCATH are removed prior to release and tightening of the suture.

6



Removal: The suture is released and tightened at the base of the LAA and the LARIAT is removed. The SureCUT® suture cutter is used to remotely cut the excess suture.

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AtriCure

The Cox-Maze IV Procedure © 2020 AtriCure, Inc. All rights reserved.

Endnotes: © 2020 AtriCure, Inc. All rights reserved. Note Reference 1 Worldwide Epidemiology of Atrial Fibrillation: A Global Burden of Disease 2010 Study 2 The American Journal of Cardiology (2013), 112: 1142-1147 3 Kim MH et al., “Estimation of Total Incremental Health Care Costs in Patients with AF in the US,” Circulation: Cardiovascular Quality and Outcomes, 4 (2011):313-320 4 AF Stat, Avalere, “Health Services Utilization and Medical Costs Among Medicare Atrial Fibrillation Patients,” (2010) 5 J Geriatr Cardiol. 2016 Oct; 13(10): 880–882, doi: 10.11909/j.issn.1671-5411.2016.10.004 6 Santhanakrishnan R et al., “AF Begets Heart Failure and Vice Versa,” Circulation, 133 (2016):484-492 7 Odutayo, A. et al. (2016). Atrial fibrillation and risks of cardiovascular disease, renal disease, and deaths systematic review and meta analysis. BMJ 2016; 354:i4482 8 The Society of Thoracic Surgeons 2017 Clinical Practice Guidelines for the Surgical Treatment of Atrial Fibrillation 9 The Society of Thoracic Surgeons, Current News Release (1/30/2018): 1 in 7 Lung Surgery Patients at Risk for Opioid Dependence 10 STS Adult Cardiac Surgery Database, 2018/2019 Harvest Executive Summary 11 McCarthy, P.M. et al. (2019). Prevalence of atrial fibrillation before cardiac surgery and factors associated with concomitant ablation. J Thorac Cardiovasc Surg, PII: S0022-5223(19)31361-3, DOI: 10.1016/J.JTCVS.2019.06.062. 12 Lin et al, Stroke 2019 Jun; 50(6):1364-1371. doi: 10.1161/STROKEAHA.118.023921. Epub 2019 May 2. 13 Harvested from data previously available through the Society of Thoracic Surgeons 14 Average Selling Prices (ASPs) are management estimates based on a mix of products used for the various procedures Note Reference 15 Medical management estimate: Colilia, et al. Estimates of Current and Future Incidence and Prevalence of Atrial Fibrillation in the U.S. Adult Population. Am Journal of Cardiology 2013, 112: 1142-1147 Persistent patient estimate: Berisso et al Epidemiology of atrial fibrillation: European perspective Clin Epidemiol. 2014; 6: 213–220 16 Estimated based on various catheter company presentations 17 Estimated based on Advisory Board data, along with various scientific presentations Abbreviations Afib or AF Atrial Fibrillation FDA Food & Drug Administration PMA Pre-Market Approval AFL Atrial Flutter AT Atrial Tachycardia AAD Anti-Arrhythmic Drugs Abbreviations LAA Left Atrial Appendage LAAM LAA Management PVI Pulmonary Vein Isolation MAE Material Adverse Event CEC Clinical Events Committee EP Electrophysiologist Key Abbreviations: Double check references still link to presentation; add new references